EXHIBIT 10.1

FIRST AMENDMENT

TO

STOCK PURCHASE AGREEMENT

Made as of the 30th day of November, 2006

MARCH 2, 2007

FIRST AMENDMENT TO
STOCK PURCHASE AGREEMENT

THIS AMENDING AGREEMENT is made effective as of the 2nd day of March, 2007.

AMONG:

COLD FLOW ENERGY ULC, a corporation incorporated under the laws of Alberta (“Purchaser”)

- and -

SURGE GLOBAL ENERGY, INC., a corporation incorporated under the laws of Delaware (“Surge”)

- and -

PEACE OIL CORP., a corporation incorporated under the laws of Alberta (“Target Company”)

- and -

1229679 ALBERTA INC., 1216848 ALBERTA LTD., JEFF CAIRNS (individually and as trustee of the CAIRNS FAMILY TRUST), DALE FISHER (individually and as trustee of the FISHER FAMILY TRUST), PAUL JACOBSON (as trustee of the STOUTHEARTED TRUST), PETER LIU (as trustee of the LIU FAMILY TRUST) and EDWARD MA (as trustee of the MA FAMILY TRUST), the shareholders of Target Company (each a “Shareholder” and collectively, “Shareholders”)

WHEREAS Purchaser, Surge, Target Company and Shareholders (collectively, the “Parties”) have entered into that certain stock purchase agreement dated as of November 30, 2006 (the “Stock Purchase Agreement”);

AND WHEREAS the Parties have considered it desirable to amend, in the manner set forth herein and among other things, certain provisions pertaining to the payment of the Purchase Price;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and the mutual covenants and agreements herein contained and contained in the Stock Purchase Agreement, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Parties agree as follows:

ARTICLE 1
INTERPRETATION

1.1	Amending Agreement

“this Amending Agreement”, “hereto”, “herein”, “hereof”, “hereby”, “hereunder” and similar expressions refer to this First Amendment to Stock Purchase Agreement and not to any particular article, section, subsection or other subdivision hereof and includes any and every instrument supplemental or ancillary hereto or in implementation hereof.

1.2	Definitions

Unless otherwise defined herein, all capitalized terms used in this Amending Agreement which are defined in the Stock Purchase Agreement shall, for all purposes hereof, have the meanings given to such terms in the Stock Purchase Agreement unless the context otherwise specifies or requires.

1.3	Interpretation Not Affected By Headings

The division of this Amending Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.

ARTICLE 2
AMENDMENT TO THE STOCK PURCHASE AGREEMENT

2.1	Amendment to Section 2.1

Section 2.1 of the Stock Purchase Agreement is hereby amended by deleting Section 2.1 in its entirety and replacing such section with the following new Section 2.1:

“2.1
Purchase Price, Payment. As full consideration for the sale, assignment, transfer and delivery of the Shares by Shareholders to Purchaser, Purchaser shall deliver (or cause to be delivered) to Shareholders, at the Closing, an aggregate $16,350,000 (the “Purchase Price”), payable in the following manner:

(a) a certified cheque or bank draft of immediately available funds in an aggregate amount of $600,000, such amount representing the Escrow Amount;
(b) a certified cheque, bank draft or wire transfer of immediately available funds in an aggregate amount of $150,000, less accrued interest on the Escrow Amount;
(c) a promissory note with an aggregate face amount of $1,500,000, bearing interest at the rate of 7% per annum, due and payable on June 30, 2007 unless earlier paid in full at Purchaser’s option (the “First Promissory Note”) and addressed to Newco;

(d) a promissory note with an aggregate face amount of $1,000,000, bearing interest at the rate of 7% per annum, due and payable on July 30, 2007 unless earlier paid in full at Purchaser’s option (the “Second Promissory Note”) and addressed to Newco;

(e) a promissory note with an aggregate face amount of $1,500,000, bearing interest at the rate of 7% per annum, due and payable on July 30, 2007 unless earlier paid in full at Purchaser’s option (the “Third Promissory Note” and collectively with the First Promissory Note and the Second Promissory Note, the “Promissory Notes”) and addressed to Newco;

(f) a promissory note with an aggregate face amount of $1,600,000, bearing no interest, due and payable on December 31, 2007 unless earlier paid in full at Purchaser’s option (the “Granite Note”) and addressed to Newco; and

(g) certificates for an aggregate 8,965,390 exchangeable shares in the capital of Purchaser (the “Exchangeable Shares”), it being expressly acknowledged and agreed that such Exchangeable Shares shall be delivered to the Escrow Agent on behalf of the Shareholders at Closing, to be held by the Escrow Agent in accordance with a closing escrow agreement substantially in the form attached hereto as Exhibit 2.1 (the “Closing Escrow Agreement”) and that, in the event the Escrow Agent is obligated to return the Exchangeable Shares to Surge pursuant to the Closing Escrow Agreement, such Exchangeable Shares shall automatically be cancelled and the Shareholders’ entire right, title and interest in and to the Exchangeable Shares shall extinguish, without payment of any consideration to, or any right of compensation in favour of, the Shareholders”.

2.2	Amendment to Section 2.2

Section 2.2 of the Stock Purchase Agreement is hereby amended by deleting Section 2.2 in its entirety and replacing such section with the following new Section 2.2:

“2.2 Allocation of Purchase Price. The Purchase Price, except for the amount represented by the Granite Note, shall be allocated among Shareholders in the proportion set out under the column entitled “Allocation of Purchase Price” adjacent to each Shareholder’s name as set forth on the Schedule of Shareholders.

2.3	Supplement to Section 4.2

Section 4.2 of the Stock Purchase Agreement is hereby supplemented by inserting a new subsection 4.2(h) as follows:

“(h) Other Agreements. The Closing Escrow Agreement fully executed by Newco.”

2.4	Amendment to Subsection 4.3(a) and (f)

Subsections 4.3(a) and (f) of the Stock Purchase Agreement are hereby amended by deleting subsections 4.3(a) and (f) in their entirety and replacing such subsections with the following new subsection 4.3(a) and (f), respectively:

“(a)
Wire Transfer. A wire transfer to Burstall Winger LLP on behalf of the Shareholders on or before the Closing Date, in an amount equal to the amount set forth in subsection 2.1(b) and representing, together with the Escrow Amount and any accrued interest thereon, and the amounts set forth in subsections 2.1(c), (d), (e) and (f), the aggregate cash component of the Purchase Price to be allocated among Shareholders pursuant to Section 2.2;

(f)
Other Agreements. The Exchange Agreement, the Support Agreement, the Closing Escrow Agreement, the Promissory Notes, the Granite Note, fixed and floating charge debentures addressed to Newco from each of the Purchaser, the Target Company and Surge in the amount of $4,000,000 (the “Debentures”) in the form attached as Exhibit 4.3(f)(I), a conveyance (the “Conveyance”) back of the Assets in the form attached as Exhibit 4.3(f)(II), a gross overriding royalty agreement (the “GORR Agreement”) in the form attached as Exhibit 4.3(f)(III), guarantees (the “Guarantees”) in the form attached as Exhibit 4.3(f)(IV) and a pledge agreement (the “Pledge Agreement” and, collectively with the Debentures, the Promissory Notes, the GORR Agreement, the Conveyance, and the Guarantees, the “Security Documents”) in the form attached as Exhibit 4.3(f)(V).

2.5	Supplement to Section 4.3

Section 4.3 of the Stock Purchase Agreement is hereby supplemented by inserting a new subsection 4.3(h) as follows:

“Section 4.3(h) a wire transfer to Burstall Winger LLP on behalf of the Shareholders, in amount equal to $20,000, such amount the legal fees incurred by the Shareholders in connection with the preparation of this agreement and certain ancillary agreements”.

2.6	Amendment to Subsection 6.2(a)

Subsection 6.2(a) of the Stock Purchase Agreement is hereby amended by deleting Subsection 6.2(a) in its entirety and replacing such subsection with the following new Subsection 6.2(a):

“6.2  Capitalization.

(a)
The authorized capital of Purchaser consists of an unlimited number of Common Shares and an unlimited number of Exchangeable Shares (collectively, “Purchaser Stock”), of which 1,000 Common Shares designated in the name of Callco and no Exchangeable Shares are and will be, immediately prior to Closing, issued and outstanding. No other shares of capital stock or securities of Purchaser are issued or outstanding.”

2.7	Amendment to Section 6.3

Section 6.3 of the Stock Purchase Agreement is hereby amended by deleting Section 6.3 in its entirety and replacing such subsection with the following new Section 6.3:

“6.3  Authority; Binding Nature of Agreements.

Purchaser has all requisite corporate power and authority to execute and deliver this Agreement, the Security Documents to which it is a party and all other Transaction Agreements to which it is a party and to carry out the provisions of this Agreement, the Security Documents to which it is a party and the other Transaction Agreements. The execution, delivery and performance by Purchaser of this Agreement, the Security Documents to which it is a party and the other Transaction Agreements have been approved by all requisite action on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser. Each of this Agreement, the Security Documents to which it is a party and the other Transaction Agreements constitutes, or upon execution and delivery, will constitute, the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by general principles of equity.”

2.8	Amendment to Section 8.3

Section 8.3 of the Stock Purchase Agreement is hereby amended by deleting Section 8.3 in its entirety and replacing such subsection with the following new Section 8.3:

“8.3  Authority; Binding Nature of Agreements.

Surge has all requisite corporate power and authority to execute and deliver this Agreement, the Security Documents to which it is a party and all other Transaction Agreements to which it is a party and to carry out the provisions of this Agreement, the Security Documents to which it is a party and the other Transaction Agreements. The execution, delivery and performance by Surge of this Agreement, the Security Documents to which it is a party and the other Transaction Agreements have been approved by all requisite action on the part of Surge. This Agreement has been duly and validly executed and delivered by Surge. Each of this Agreement, the Security Documents to which it is a party and the other Transaction Agreements constitutes, or upon execution and delivery, will constitute, the legal, valid and binding obligation of Surge, enforceable against Surge in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by general principles of equity.”

2.9	Amendment to Section 8.5

Section 8.5 of the Stock Purchase Agreement is hereby amended by deleting Section 8.5 in its entirety and replacing such subsection with the following new Section 8.5:

“8.5
No Subsidiaries. Other than Purchaser, Callco, Signet and Cynthia, Surge does not own any shares of capital stock or other securities of, or control, directly or indirectly, any other Entity and has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect equity interest in, any Entity.”

2.10	Amendment to Exhibit A - Certain Definitions

(a)	Exhibit A to the Stock Purchase Agreement is hereby amended by inserting the following new definition immediately following the definition for “Business Day”:

“Callco”     shall mean 1294697 Alberta Ltd., a corporation incorporated under the laws of Alberta;”

(b)	Exhibit A to the Stock Purchase Agreement is hereby amended by inserting the following new definition immediately following the definition for “Miscellaneous Interests”:

“Newco”     shall mean 1304146 Alberta Ltd., a corporation incorporated under the laws of Alberta;”

2.11	Form of Closing Escrow Agreement

The Stock Purchase Agreement is hereby supplemented by adding to the Exhibits thereto a new Exhibit 2.1 - Closing Escrow Agreement in the form attached hereto as Exhibit A.

2.12	Form of Debenture

The Stock Purchase Agreement is hereby supplemented by adding to the Exhibits thereto a new Exhibit 4.3(f)(I) - Debenture in the form attached hereto as Exhibit B.

2.13	Form of Asset Transfer Back

The Stock Purchase Agreement is hereby supplemented by adding to the Exhibits thereto a new Exhibit 4.3(f)(II) - Asset Transfer Back in the form attached hereto as Exhibit C.

2.14	Form of Gross Overriding Royalty Agreement

The Stock Purchase Agreement is hereby supplemented by adding to the Exhibits thereto a new Exhibit 4.3(f)(III) - GORR Agreement in the form attached hereto as Exhibit D.

2.15	Form of Guarantees

The Stock Purchase Agreement is hereby supplemented by adding to the Exhibits thereto a new Exhibit 4.3(f)(IV) - Guarantees - in the form attached hereto as Exhibit E.

2.16	Form of Pledge Agreement

The Stock Purchase Agreement is hereby supplemented by adding to the Exhibits thereto a new Exhibit 4.3(f)(V) - Pledge Agreement- in the form attached hereto as Exhibit F.

ARTICLE 3
GENERAL

3.1	Effect of Amending Agreement

This Amending Agreement amends the Stock Purchase Agreement to the extent set forth herein, and the Stock Purchase Agreement shall, from this date forward, be read in conjunction with this Amending Agreement. The Stock Purchase Agreement and this Amending Agreement shall, from this date forward, have effect as if all the provisions of the Stock Purchase Agreement and this Amending Agreement were contained in one instrument. As amended hereby, all the terms and conditions as set forth in the Stock Purchase Agreement remain valid, binding and in full force and effect upon the Parties.

3.2	Counterpart and Facsimile Execution

This Amending Agreement may be executed in counterpart, each of which when so executed in counterpart shall have the same effect as if each Party had joined in executing one and the same document, and notwithstanding their date of execution, each counterpart shall be deemed to be dated and effective as of the day and year first set forth above. Any counterparts delivered by facsimile shall be deemed for all purposes to be original counterparts of this Amending Agreement.

3.3	Governing Law

This Amending Agreement shall, in all respects, be subject to and be interpreted, construed and enforced in accordance with the laws in effect within the Province of Alberta. Each Party hereby expressly attorns to the non-exclusive jurisdiction of the courts of the Province of Alberta.

3.4	Further Assurances

Each of the Parties hereto agrees to use reasonable commercial efforts to take, or cause to be taken, all such further actions and to do, or cause to be done, all things necessary, proper or advisable to give effect to the true intent, meaning and purpose of this Amending Agreement.

3.5	Enurement

The provisions of this Amending Agreement shall enure to the benefit of, and be binding upon, the Parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF each of the Parties has caused this Amending Agreement to be executed by its proper officers, duly authorized on its behalf, with effect as of the day and year first set forth above.

COLD FLOW ENERGY ULC
By:	/s/ David Perez Authorized Signing Officer

By:	Authorized Signing Officer

SURGE GLOBAL ENERGY, INC.
By:	/s/ David Perez Authorized Signing Officer

By:	/s/ William Greene Authorized Signing Officer

PEACE OIL CORP.
By:	/s/ Jeff Cairns Authorized Signing Officer

By:	/s/ Dale Fisher Authorized Signing Officer

1229679 ALBERTA INC.
By:	/s/ Dale Fisher Authorized Signing Officer

By:	Authorized Signing Officer

1216848 ALBERTA LTD.
By:	/s/ George Brown Authorized Signing Officer

By:	Authorized Signing Officer

Witness	/s/ Jeff Cairns Jeff Cairns individually and as trustee of the Cairns Family Trust

Witness	/s/ Dale Fisher Dale Fisher individually and as trustee of the Fisher Family Trust

Witness	/s/ Paul Jacobson Paul Jacobson as trustee of the Stouthearted Trust

/s/ signature Witness	/s/ Peter Liu Peter Liu as trustee of the Liu Family Trust

/s/ signature Witness	/s/ Ming Ma Ming Ma as trustee of the Ma Family Trust